Exhibit 99.1

ZimVie Reports First Quarter 2024 Financial Results

•	Third Party Net Sales from Continuing Operations of $118.2 million

•	Net Loss from Continuing Operations of ($11.5) million; Net Loss margin of (9.7%)

•	Adjusted EBITDA[1] from Continuing Operations of $12.5 million; Adjusted EBITDA[1] margin of 10.5%

•	Completed sale of spine business for $375 million and repaid $275 million of debt on April 1, 2024

PALM BEACH GARDENS, Florida, May 8, 2024 (GLOBE NEWSWIRE) – ZimVie Inc. (Nasdaq: ZIMV), a global life sciences leader in the dental market, today reported financial results for the quarter ended March 31, 2024. Management will host a corresponding conference call today, May 8, 2024, at 4:30 p.m. Eastern Time.

“We have driven great progress in 2024 to date, successfully engaging with our dental customers and advancing our innovative product portfolio,” said Vafa Jamali, President and Chief Executive Officer. “We are also delivering on our goal to reshape the financial profile of our business. We recently paid down $275 million of debt and re-focused our organization as a pure-play dental company with a comprehensive and industry leading portfolio.”

First Quarter 2024 Financial Results: Continuing Operations

Third party net sales for the first quarter of 2024 were $118.2 million, a decrease of 1.6% on a reported basis and 1.4% in constant currency[1], versus the first quarter of 2023.

Net loss for the first quarter of 2024 was ($11.5) million, a reduction of $4.9 million versus a net loss of ($16.4) million in the first quarter of 2023. Net loss margin for the first quarter of 2024 was 9.7% of third party net sales, an increase of 390 basis points over the prior year.

Adjusted net income[1] for the first quarter of 2024 was $2.2 million, an increase of $1.9 million versus the first quarter of 2023.

Basic and diluted EPS were ($0.42) and adjusted diluted EPS[1] was $0.08 for the first quarter of 2024. Weighted average shares outstanding for both basic and adjusted diluted EPS was 27.1 million.

Adjusted EBITDA[1] for the first quarter of 2024 was $12.5 million, or 10.5% of third party net sales, an increase of $1.8 million or 170 basis points versus the first quarter of 2023.

Full Year 2024 Continuing Operations Financial Guidance:

Projected Year Ending December 31, 2024	Guidance
Net Sales	$450M to $460M
Adjusted EBITDA[2]	$60M to $65M
Adjusted EPS[2]	$0.55 to $0.70

[1]	This is a non-GAAP financial measure. Refer to “Note on Non-GAAP Financial Measures” and the reconciliations in this release for further information.
[2]

This is a non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is not available without unreasonable efforts. Refer to “Forward-Looking Non-GAAP Financial Measures” in this release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that this forward-looking non-GAAP financial measure may be materially different from the corresponding GAAP financial measure.

Conference Call

ZimVie will host a conference call today, May 8, 2024, at 4:30 p.m. ET to discuss its first quarter 2024 financial results. To access the call, please register online at https://investor.zimvie.com/events-presentations/event-calendar. A live and archived audio webcast will also be available on this site.

About ZimVie

ZimVie is a global life sciences leader in the dental market that develops, manufactures, and delivers a comprehensive portfolio of products and solutions designed to support dental tooth replacement and restoration procedures. From its headquarters in Palm Beach Gardens, Florida, and additional facilities around the globe, ZimVie works to improve smiles, function, and confidence in daily life by offering comprehensive tooth replacement solutions, including trusted dental implants, biomaterials, and digital workflow solutions. As a worldwide leader in this space, ZimVie is committed to advancing clinical science and technology foundational to restoring daily life. For more information about ZimVie, please visit us at www.ZimVie.com. Follow @ZimVie on Twitter, Facebook, LinkedIn, or Instagram.

Note on Non-GAAP Financial Measures

This press release includes non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

Adjusted EBITDA is a non-GAAP financial measure provided in this release for certain periods and is calculated by excluding certain items from net income/loss from Continuing Operations on a GAAP basis, as detailed in the reconciliations presented later in this press release. Adjusted EBITDA margin is Adjusted EBITDA divided by third party net sales from Continuing Operations for the applicable period.

Sales change information in this release is presented on a GAAP (reported) basis and on a constant currency basis. Constant currency percentage changes exclude the effects of foreign currency exchange rates. They are calculated by translating current and prior-period sales from Continuing Operations at the same predetermined exchange rate. The translated results are then used to determine year-over-year percentage increases or decreases.

Net income (loss) and diluted earnings (loss) per share in this release are presented on a GAAP (reported) basis and on an adjusted basis. Adjusted net income (loss) and adjusted diluted earnings (loss) per share exclude the effects of certain items, which are detailed in the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures presented later in this press release.

Reconciliations of these non-GAAP measures to the most directly comparable GAAP financial measures are included in this press release.

Management uses non-GAAP financial measures internally to evaluate the performance of the business. Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating the performance of the company. Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income but that do not impact the fundamentals of our operations. The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP measures.

Forward-Looking Non-GAAP Financial Measures

This press release also includes certain forward-looking non-GAAP financial measures for the year ending December 31, 2024. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management’s plans may change. In addition, the company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws, including, among others, any statements about our expectations, plans, intentions, strategies, or prospects. We generally use the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to,” “optimistic” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are or may be deemed to be forward-looking statements. Such statements are based upon the current beliefs, expectations, and assumptions of management and are subject to significant risks, uncertainties, and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; pricing pressures from competitors, customers, dental practices and insurance providers; changes in customer demand for our products and services caused by demographic changes or other factors; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the U.S. Food and Drug Administration and foreign government regulators, such as more stringent requirements for regulatory clearance of products; competition; the impact of healthcare reform measures; reductions in reimbursement levels by third-party payors; cost containment efforts sponsored by government agencies, legislative bodies, the private sector and healthcare group purchasing organizations, including the volume-based procurement process in China; control of costs and expenses; dependence on a limited number of suppliers for key raw materials and outsourced activities; the ability to obtain and maintain adequate intellectual property protection; breaches or failures of our information technology systems or products, including by cyberattack, unauthorized access or theft; the ability to retain the independent agents and distributors who market our products; our ability to attract, retain and develop the highly skilled employees we need to support our business; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; the ability to form and implement alliances; changes in tax obligations arising from tax reform measures, including European Union rules on state aid, or examinations by tax authorities; product liability, intellectual property and commercial litigation losses; changes in general industry and market conditions, including domestic and international growth rates; changes in general domestic and international economic conditions, including inflation and interest rate and currency exchange rate fluctuations; the effects of global pandemics and other adverse public health developments on the global economy, our business and operations and the business and operations of our suppliers and customers, including the deferral of elective procedures and our ability to collect accounts receivable; and the impact of the ongoing financial and political uncertainty on countries in the Euro zone on the ability to collect accounts receivable in affected countries. You are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Contact Information:

ZimVie

Allison Johnson • Allison.Johnson@ZimVie.com

(774) 266-8046

Grace Flowers • Grace.Flowers@ZimVie.com

(561) 319-6130

Investor Contact Information:

Gilmartin Group LLC

Marissa Bych • Marissa@gilmartinir.com

ZIMVIE INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	For the Three Months Ended March 31,
	2024	2023
Net Sales
Third party, net	$118,195	$120,170
Related party, net	—	236

Total Net Sales	118,195	120,406
Cost of products sold, excluding intangible asset amortization	(44,258)	(42,875)
Related party cost of products sold, excluding intangible asset amortization	—	(231)
Intangible asset amortization	(6,022)	(6,794)
Research and development	(6,701)	(7,206)
Selling, general and administrative	(60,330)	(66,973)
Restructuring and other cost reduction initiatives	(2,579)	(1,172)
Acquisition, integration, divestiture and related	(1,037)	(1,342)

Operating expenses	(120,927)	(126,593)

Operating Loss	(2,732)	(6,187)
Other expense, net	(311)	(30)
Interest expense, net	(4,366)	(5,075)

Loss from continuing operations before income taxes	(7,409)	(11,292)
Provision for income taxes from continuing operations	(4,074)	(5,077)

Net Loss from Continuing Operations of ZimVie Inc.	(11,483)	(16,369)
Earnings (Loss) from discontinued operations, net of tax	3,722	(13,599)

Net Loss of ZimVie Inc.	$(7,761)	$(29,968)

Basic (Loss) Earnings Per Common Share:
Continuing operations	$(0.42)	$(0.62)
Discontinued operations	0.13	(0.52)

Net Loss	$(0.29)	$(1.14)

Diluted (Loss) Earnings Per Common Share
Continuing operations	$(0.42)	$(0.62)
Discontinued operations	0.13	(0.52)

Net Loss	$(0.29)	$(1.14)

ZIMVIE INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	As of
	March 31, 2024	December 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$43,528	$71,511
Accounts receivable, less allowance for credit losses	68,931	65,168
Inventories	77,235	79,600
Prepaid expenses and other current assets	17,132	23,825
Current assets of discontinued operations	248,315	242,773

Total Current Assets	455,141	482,877
Property, plant and equipment, net	52,120	54,167
Goodwill	260,356	262,111
Intangible assets, net	109,480	114,354
Other assets	27,016	26,747
Noncurrent assets of discontinued operations	267,494	265,089

Total Assets	$1,171,607	$1,205,345

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$26,955	$27,785
Income taxes payable	4,382	2,863
Other current liabilities	62,419	67,108
Current portion of long-term debt	7,013	—
Current liabilities of discontinued operations	68,879	75,858

Total Current Liabilities	169,648	173,614
Deferred income taxes	165	265
Lease liability	9,795	9,080
Other long-term liabilities	9,340	9,055
Non-current portion of debt	502,056	508,797
Noncurrent liabilities of discontinued operations	92,274	95,041

Total Liabilities	783,278	795,852

Commitments and Contingencies
Stockholders’ Equity:
Common stock, $0.01 par value, 150,000 shares authorized Shares, issued and outstanding, of 27,273 and 27,076, respectively	273	271
Preferred stock, $0.01 par value, 15,000 shares authorized, 0 shares issued and outstanding	—	—
Additional paid in capital	925,030	922,996
Accumulated deficit	(448,575)	(440,814)
Accumulated other comprehensive loss	(88,399)	(72,960)

Total Stockholders’ Equity	388,329	409,493

Total Liabilities and Stockholders’ Equity	$1,171,607	$1,205,345

ZIMVIE INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Three Months Ended March 31,
	2024	2023
Cash flows used in operating activities:
Net loss of ZimVie Inc.	$(7,761)	$(29,968)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,430	32,631
Share-based compensation	3,473	4,841
Deferred income tax provision	(233)	(4,208)
Loss on disposal of fixed assets	413	—
Other non-cash items	1,596	1,556
Adjustment of spine disposal group to fair value	(11,143)	—
Changes in operating assets and liabilities, net of acquired assets and liabilities:
Income taxes	6,586	7,047
Accounts receivable	(6,651)	(4,958)
Related party receivables	—	8,483
Inventories	4,588	5,431
Prepaid expenses and other current assets	323	1,311
Accounts payable and accrued liabilities	(10,264)	(11,572)
Related party payable	—	(13,176)
Other assets and liabilities	(868)	(4,614)

Net cash used in operating activities	(11,511)	(7,196)

Cash flows used in investing activities:
Additions to instruments	(1,316)	(1,951)
Additions to other property, plant and equipment	(835)	(1,887)
Other investing activities	(1,987)	(1,994)

Net cash used in investing activities	(4,138)	(5,832)

Cash flows used in financing activities:
Payments on debt	—	(10,519)
Payments related to tax withholding for share-based compensation	(1,437)	(417)

Net cash used in financing activities	(1,437)	(10,936)

Effect of exchange rates on cash and cash equivalents	(2,098)	777

Decrease in cash and cash equivalents	(19,184)	(23,187)
Cash and cash equivalents, beginning of year	87,768	89,601

Cash and cash equivalents, end of period	$68,584	$66,414

Presentation includes cash of both continuing and discontinued operations

Net Sales Continuing Operations and Discontinued Operations ($ in thousands)

	For the Three Months Ended March 31,
	2024	2023	Change (%)	Foreign Exchange Impact	Constant Currency % Change
United States	$67,748	$69,907	(3.1%)	0.0%	(3.1%)
International	50,447	50,263	0.4%	(0.7%)	1.1%

Total Dental Third Party Sales (Continuing Operations of ZimVie Inc.)	118,195	120,170	(1.6%)	(0.2%)	(1.4%)

Related Party Net Sales	—	236	(100.0%)	0.0%	0.0%

Total Dental Net Sales (Continuing Operations of ZimVie Inc.)	$118,195	$120,406	(1.8%)	(0.2%)	(1.6%)

United States	$72,361	$82,171	(11.9%)	0.0%	(11.9%)
International	21,463	22,747	(5.6%)	(2.3%)	(3.3%)

Total Spine Third Party Sales (Discontinued Operations)	93,824	104,918	(10.6%)	(0.5%)	(10.1%)

Related Party Net Sales	—	103	(100.0%)	0.0%	0.0%

Total Spine Net Sales (Discontinued Operations)	$93,824	$105,021	(10.7%)	(0.5%)	(10.2%)

Continuing Operations Q1 24 (in thousands, except per share data)

	For the Three Months Ended March 31, 2024
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Continuing Operations of ZimVie Inc.	$118,195	$(44,258)	$(76,669)	$(2,732)	$(11,483)	$(0.42)
Restructuring and other cost reduction initiatives [1]	—	—	2,579	2,579	2,579	0.10
Acquisition, integration, divestiture and related [2]	—	—	1,037	1,037	1,037	0.04
European union medical device regulation [3]	—	—	401	401	401	0.01
Related party	—	—	—	—	—	—
Other charges [4]	—	286	—	286	286	0.01
Intangible asset amortization	—	—	6,022	6,022	6,022	0.22
Tax effect of above adjustments & other [5]	—	—	—	—	3,316	0.12

Adjusted	$118,195	$(43,972)	$(66,630)	$7,593	$2,158	$0.08

[1]	Restructuring activities to better position our organization for future success based on the current business environment and sale of the spine business.
[2]	Acquisition, integration, divestiture and related expenses include professional services fees incurred to prepare for and complete the sale of the spine business.
[3]	Expenses incurred for initial compliance with the European Union Medical Device Regulation (“EU MDR”) for previously-approved products.
[4]	Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[5]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

Continuing Operations Q1 23 (in thousands, except per share data)

	For the Three Months Ended March 31, 2023
	Net Sales	Cost of products sold, excluding intangible asset amortization	Operating expenses, excluding cost of products sold	Operating (Loss) Income	Net (Loss) Income	Diluted EPS
Continuing Operations of ZimVie Inc.	$120,406	$(43,106)	$(83,488)	$(6,187)	$(16,369)	$(0.62)
Restructuring and other cost reduction initiatives [1]	—	—	1,172	1,172	1,172	0.04
Acquisition, integration, divestiture and related [2]	—	—	1,342	1,342	1,342	0.05
European union medical device regulation [3]	—	—	1,202	1,202	1,202	0.05
Intangible asset amortization	—	—	6,794	6,794	6,794	0.26
Related party	(236)	231	—	(5)	(5)	—
Other charges [4]	—	285	—	285	285	0.01
Spin-related share-based compensation expense [5]	—	—	800	800	800	0.03
Tax effect of above adjustments & other [6]	—	—	—	—	5,000	0.19

Adjusted	$120,170	$(42,590)	$(72,178)	$5,403	$221	$0.01

[1]	Restructuring activities to better position the organization and the expenses incurred were primarily related to severance and professional fees.
[2]

Acquisition, integration, divestiture and related expenses include professional services fees ($0.8 million) and technology costs ($0.4 million) incurred to prepare for and complete the separation from our former parent.

[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]	Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[5]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet.
[6]

Reflects the tax effect of the adjustments from reported to adjusted, as well as an adjustment for management’s expectation of ZimVie’s statutory tax rate based on current tax law and adjusted pre-tax income.

Reconciliation of Adjusted EBITDA ($ in thousands) – Continuing Operations

	For the Three Months Ended March 31,
Continuing Operations of ZimVie Inc.	2024	2023
Net Sales
Total Third Party Sales	$118,195	$120,170
Related Party Sales	—	236

Total Net Sales	$118,195	$120,406

Net Loss	$(11,483)	$(16,369)
Interest expense, net	4,366	5,075
Income tax benefit (provision)	4,074	5,077
Depreciation and amortization	8,430	8,628

EBITDA	5,387	2,411
Share-based compensation	2,762	4,223
Restructuring and other cost reduction initiatives [1]	2,579	1,172
Acquisition, integration, divestiture and related [2]	1,037	1,342
Related party gain	—	(5)
European union medical device regulation [3]	401	1,202
Other charges [4]	286	285

Adjusted EBITDA	$12,452	$10,630

Net Loss Margin [5]	-9.7%	-13.6%
Adjusted EBITDA Margin [6]	10.5%	8.8%

[1]

Current and prior year restructuring activities to better position our organization for future success based on the existing business environments, as well as sale of the spine business in the current year.

[2]

Acquisition, integration, divestiture and related expenses in 2024 include professional services fees incurred to prepare for and complete the sale of the spine business, and in 2023 include professional services fees ($0.8 million) and technology costs ($0.4 million) incurred to prepare for and complete the separation from our former parent.

[3]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.
[4]	Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[5]	Net Loss Margin is calculated as Net Loss divided by third party net sales for the applicable period.
[6]	Adjusted EBITDA Margin is Adjusted EBITDA divided by third party net sales for the applicable period.

Reconciliation of Cost of Products Sold, excluding intangible asset amortization, R&D, and SG&A ($ in thousands)

	Continuing Operations		Percentage of Third Party Net Sales
For the Three Months Ended March 31,	2024	2023	2024	2023
Cost of products sold, excluding intangible asset amortization	$(44,258)	$(42,875)	-37.4%	-35.7%
Carve-out allocations and other charges [1]	—	—	0.0%	0.0%
Other charges [2]	286	285	0.2%	0.3%

Adjusted cost of products sold, excluding intangible asset amortization	$(43,972)	$(42,590)	-37.2%	-35.4%

For the Three Months Ended March 31,	2024	2023	2024	2023
Research and development	$(6,701)	$(7,206)	-5.7%	-6.0%
European union medical device regulation [4]	401	1,202	0.4%	1.0%
Spin-related share-based compensation expense [3]	—	80	0.0%	0.1%

Adjusted research and development	$(6,300)	$(5,924)	-5.3%	-4.9%

For the Three Months Ended March 31,	2024	2023	2024	2023
Selling, general and administrative	$(60,330)	$(66,973)	-51.0%	-55.7%
Carve-out allocations and other charges [1]	—	—	0.0%	0.0%
China VBP asset write-offs and step-up amortization	—	—	0.0%	0.0%
Spin-related share-based compensation expense [3]	—	720	0.0%	0.6%

Adjusted selling, general and administrative	$(60,330)	$(66,253)	-51.0%	-55.1%

[1]	Represent non-cash step-up amortization and other charges related to the spin from Zimmer Biomet.
[2]	Inventory write-offs resulting from restructuring activities and property, plant, and equipment step-up amortization from prior acquisitions.
[3]	Spin-related share-based compensation expense from grants provided due to the successful separation from Zimmer Biomet.
[4]	Expenses incurred for initial compliance with the EU MDR for previously-approved products.